United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2026

Date of Report (Date of earliest event reported)

COLUMBUS ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Prudential Tower Singapore 049712
(Address of Principal Executive Offices)

(+1) 949 899 1827

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 1, 2026 (the “Closing Date”), Columbus Acquisition Corp, a Cayman Islands exempted company (“CAC”) and WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”) consummated (the “Closing”) the previously announced business combination (the “Business Combination”), pursuant to that certain business combination agreement, dated as of Novemer 9, 2025 (as amended on August 6, 2026, the “Business Combination Agreement”) by and among (i) CAC, (ii) Pubco, (iii) WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), (iv) WISeSat.Space Corp., a British Virgin Islands business company (the “Target”), (v) WISeKey International Holding Ltd., a Swiss company, (vi) pursuant to a Joinder Agreement, dated as of December 12, 2025, SEALSQ Corp, a British Virgin Islands business company, and (vii) pursuant to a Joinder Agreement, dated as of September 30, 2026, Maxim Partners LLC (“Maxim” “Maxim” and together with WISeKey and SEALSQ, the “Sellers”). Pursuant to the Closing, CAC merged with and into Merger Sub, with CAC surviving such merger (the “Merger”), and each of CAC and the Target became direct, wholly-owned subsidiaries of Pubco.

In connection to the Closing of the Business Combination, Pubco’s ordinary shares (“Pubco Ordinary Shares”) began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “SAIQ,” on October 2, 2026.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. In connection with the consummation of Business Combination, the parties to the Business Combination entered into the following agreements:

Registration Rights Agreement

Simultaneously with the Closing, CAC, Pubco, the Sponsor, and certain other member of CAC’s board of directors and/or management team entered into an amendment and restatement of CAC’s existing Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, among other matters, Pubco assumes the registration obligations of CAC under CAC’s existing Registration Rights Agreement, such rights apply to Pubco Shares (as defined below), and Pubco insiders, including the Sellers, will be provided with registration rights thereunder.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Acknowledgement Letters

Simultaneously with the Closing, CAC entered into certain closing acknowledgment letter confirming the payment of certain transaction expenses at the Closing. Simultaneously with the Closing, Pubco entered into certain PIPE closing acknowledgment letter confirming the closing of the PIPE Investment (as defined in the definitive proxy statement/prospectus filed by CAC with the Securities and Exchange Commission on August 19, 2026, as supplemented (the “Proxy Statement”)) occurred on October 1, 2026.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. On October 1, 2026, pursuant to the Business Combination Agreement, the following transactions occurred at the effective time of the Merger (the “Effective Time”):

(a) Pubco acquired all of the issued and outstanding ordinary shares, no par value of the Target and Class F ordinary shares of the Target in exchange for Pubco Ordinary Shares and Class F ordinary shares, no par value, of Pubco (“Pubco Class F Shares,” collectively, with Pubco Ordinary Shares, “Pubco Shares”), with the Target becoming a wholly owned subsidiary of Pubco and each shareholder of the Target becoming a shareholder of Pubco; and

(b) Merger Sub merged with and into CAC, with CAC continuing as the surviving company, as a result of which, CAC became a wholly owned subsidiary of Pubco.

As previously disclosed, in connection with the special meeting of CAC stockholders, which special meeting was held on September 30, 2026 (the “Special Meeting”), the public stockholders of CAC had the right to elect to redeem all or a portion of their common stock of CAC (“Public Shares”) for a per share price calculated in accordance with the amended and restated certificate of incorporation of CAC as of the Closing. 2,515,182 Public Shares were redeemed in connection with the Special Meeting for the Business Combination.

Immediately following the consummation of the Business Combination, on October 1, 2026, the issued share capital of Pubco consisted of 16,818,772 Pubco Ordinary Shares and 12,997,400 Pubco Class F Shares.

The Pubco Ordinary Shares commenced trading on Nasdaq under the ticker symbol “SAIQ” on October 2, 2026.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

On October 1, 2026, in connection with the consummation of the Business Combination, Pubco notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to notify the SEC that CAC’s ordinary shares, rights and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of CAC’s ordinary shares, rights and units prior to the opening of trading on October 2, 2026. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on October 1, 2026. CAC intends to file a Form 15 with the SEC in order to complete the deregistration of CAC’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Fen “Eric” Zhang, Jie “Janet” Hu, Cameron R. Johnson, Kevin McKenzie and Qian “Hebe” Xu ceased to be director and/or officers of CAC. Carlos Moreira was appointed as the sole director of CAC concurrently with the consummation of the Business Combination.

Following the consummation of the Business Combination, Carlos Moreira, Gwenael Rouy-Poirier, David Fergusson, Peter Ward, Cristina Dolan, Philippe D. Monnier, and Cameron R. Johnson were appointed to serve as directors of Pubco, and the board of directors of Pubco appointed the following officers: Carlos Moreira as Chief Executive Officer and Gwenael Rouy-Poirier as Chief Financial Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, CAC adopted an amended and restated certificate of incorporation which are substantially in the form as described in the Proxy Statement, in accordance with CAC becoming a wholly-owned subsidiary of Pubco in connection with the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
10.1	Form of Amended and Restated Registration Rights Agreement, dated as of October 1, 2026, by and among WISeSat.Space Holdings Corp., Columbus Acquisition Corp, and the undersigned therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp

By:	/s/ Carlos Moreira
Name:	Carlos Moreira
Title:	Sole Director

Dated: October 7, 2026

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